Exhibit 10.1

EXECUTION COPY

FIFTH AMENDMENT TO

SIXTH AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT AND CONSENT

This Fifth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement and Consent (“Fifth Amendment”) is made as of November 2, 2007, by and among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”).

RECITALS

A. Borrower, Agent and the Lenders entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 11, 2006, as amended by the First Amendment dated as of March 14, 2007, by the Second Amendment dated as of March 28, 2007, by the Third Amendment dated as of May 8, 2007 and by the Fourth Amendment dated as of August 24, 2007 (as amended or otherwise modified from time to time, the “Credit Agreement”) under which the Lenders extended (or committed to extend) credit to the Borrower, as set forth therein.

B. Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement, and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Fifth Amendment.

NOW, THEREFORE, Borrower, Agent and the Lenders agree:

1.	Section 1 of the Credit Agreement is hereby amended as follows:

(a)	The following definitions are hereby added to Section 1 of the Credit Agreement:

“Consolidated EBITDA to Interest Ratio” shall mean for any period, the ratio of (a) the sum of Consolidated EBITDA for the fiscal quarter most recently then ended, to (b) Consolidated Interest Expense of the US/Canadian Companies for the fiscal quarter most recently then ended.

“Fifth Amendment” shall mean the Fifth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement and Consent dated as of November 2, 2007.

(b)	The following definitions are hereby amended and restated in their entirety:

“Base Tangible Net Worth” shall mean, as of the last day of any fiscal quarter, an amount equal to the sum of $180,000,000 plus fifty percent (50%) of Consolidated Net Income (not reduced by losses) for each fiscal quarter, commencing with the quarter ending on December 31, 2007.

2.	Section 2.18 of the Credit Agreement is hereby amended by deleting the semi-colon (“;”) at the end of clause (c) thereof and replacing it with the word “and”; and adding the following language immediately thereafter:

“(iii) with respect to the Request for Increase submitted pursuant to Section 5 of the Fifth Amendment, shall have paid to the Agent for distribution to each of the New Lenders as defined in clause (b) of this Section 2.18, on the effective date of the Optional Increase Amount (as defined in Section 5 of the Fifth Amendment), a fee in an amount equal to the 50 basis points on the amount of each such Lender’s Percentage of the Optional Increase Amount;”

3.	Section 7 of the Credit Agreement is hereby amended as follows:

(a)	Section 7.9 is hereby amended and restated as follows:

“7.9 Minimum Availability. Commencing on the date that $10,000,000 of the Revolving Credit Optional Increase as described in Section 5 of the Fifth Amendment has been utilized, maintain Unused Revolving Credit Availability at all times (a) through March 30, 2008, of at least $5,000,000, and (b) at all times from March 31, 2008 and thereafter, of at least $10,000,000; provided, however, that in the event that the Unused Revolving Credit Availability as of any date (“Non-Compliance Date”) is less than the amounts required under this Section 7.9, no Default or Event of Default shall be deemed to have occurred hereunder unless the Borrower has failed to make payments to the Agent, for distribution to the Lenders based on their respective Percentages, in amounts sufficient to cause the Borrower to be in compliance with this Section within three (3) Business Days after such Non-Compliance Date .”

(b)	Section 7.10 is hereby amended and restated as follows:

“7.10 RESERVED.”

(c)	Section 7.11 is hereby amended and restated in its entirety, as follows:

“7.11 Consolidated Senior Debt to EBITDA Ratio. Maintain at all times a Senior Debt to EBITDA Ratio of not more than the ratio set forth below opposite the applicable period:

Period	Ratio
3/31/07 through 6/29/07	3.25 to 1.0
6/30/07 through 9/29/07	3.50 to 1.0
9/30/07 through 12/30/07	4.50 to 1.0
12/31/07 through 3/30/08	1.50 to 1.0
3/31/08 and thereafter	1.25 to 1.0”

(d)	Clause (b) of Section 7.12 is hereby amended and restated in its entirety, as follows:

“(b) Consolidated EBITDA to Interest Ratio. Maintain at all times a Consolidated EBITDA to Interest Ratio of not less than the ratio set forth below opposite the applicable period:

Period	Ratio
9/30/07 through 12/30/07	1.00 to 1.0
12/31/07 and thereafter	3.00 to 1.0”

(e)	The following is hereby added as new clause (e) to Section 7.20:

“(e) On or before December 15, 2007, deliver to Agent a Mortgage covering the property owned by the Credit Parties in Holt, Michigan, together with the other real estate documentation identified on Attachment 3 to the Fifth Amendment;”

4.	Existing Schedule 1.1 is hereby replaced with the Schedule 1.1 attached hereto as Attachment 2. The parties hereby agree that, notwithstanding anything to the contrary in the Third Amendment, from the date of this Fifth Amendment until the required date of delivery (or, if earlier, delivery) under Section 7.1(a) of the Credit Agreement of the financial statements for the fiscal quarter ending December 31, 2007, the margins and fee percentages shall be those set forth under the Level IV column of the Pricing Matrix (as attached to this Fifth Amendment as Attachment 2). Thereafter, all margins and fee percentages shall be based upon the quarterly financial statements and Covenant Compliance Reports, subject to recalculation as provided in Section 4.1(a) of the Credit Agreement.

5.	Pursuant to Section 2.18 of the Credit Agreement, Borrower hereby requests an increase in the Revolving Credit Aggregate Commitment of $10,000,000 (“Optional Increase Amount”). This paragraph shall be deemed to be a Request for Increase made to the Agent and the Lenders as defined in Section 2.18, and shall be subject to the terms set forth in Section 2.18. The Lenders hereby agree to provide Agent with written notice on or before November 16, 2007 as to whether it has committed to make its pro rata share of the Optional Increase Amount. If a Lender has failed to so notify the Agent in writing on or before November 16, 2007, such Lender shall be deemed to have declined to make its pro rata share of the Optional Increase Amount.

6.	The Lenders hereby agree to extend the due date set forth in the Post-Closing Letter dated December 11, 2006, for the required delivery of leasehold mortgages and related documentation for certain properties specified on Exhibit A thereto (other than with respect to the Stowe, Ohio property), from November 15, 2007 to February 15, 2008.

7.	Schedule 13.6 to the Credit Agreement is hereby amended to replace the existing notice address of the Borrower with the following:

Noble International Ltd.

Attn: David J. Fallon, CFO

840 W. Long Lake Road, Suite 601 Troy, MI 48098

Tel - 248-519-0671

fax - 248-519-0702

With a copy to:

Noble International Ltd.

Attn: Andrew Tavi

840 W. Long Lake Road, Suite 601 Troy, MI 48098

Tel - 248-519-0677

fax - 248-519-0702

8.	This Fifth Amendment shall become effective (according to the terms hereof) on the date that the following conditions have been fully satisfied by the Borrower (“Fifth Amendment Effective Date”):

(a)	Agent shall have received counterpart originals of this Fifth Amendment, in each case duly executed and delivered by the Borrower and the requisite Lenders and the Agent in form satisfactory to Agent and the Lenders.

(b)	Agent shall have received the Acknowledgment of Guarantor executed and delivered by each Guarantor in the form attached to this Fifth Amendment as Attachment 1.

(c)	Borrowers shall have paid (i) to the Agent for pro rata distribution to the Lenders approving the amendment, a nonrefundable amendment fee in an amount equal to 10 basis points on each Lenders’ Percentage of the Revolving Credit Aggregate Commitment and the aggregate principal amount outstanding under the Term Loan, (ii) to Agent, for distribution to the Lenders, as applicable, all interest, fees and other amounts, if any, due and owing to the Agent and the Lenders and accrued to the Fifth Amendment Effective Date to the extent requested by the Agent prior to the date hereof and (iii) to Agent, all fees and other amounts, if any, due and owing to the Agent in accordance with any fee letter executed by and among the Agent and the Borrower.

9.	Borrower hereby represents and warrants that, after giving effect to the amendments to the Credit Agreement contained herein, (a) execution and delivery of this Fifth Amendment are within such party’s corporate powers, have been duly authorized, are not in contravention of law or the terms of their respective articles of incorporation or bylaws, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Fifth Amendment, of any governmental body, agency or authority, and this Fifth Amendment and the Credit Agreement will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the continuing representations and warranties set forth in Sections 6.1 through 6.24 inclusive, of the Credit Agreement are true and correct on and as of the date hereof, and such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Credit Agreement, and (c) as of the Fifth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

10.	Borrower and the Lenders each hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by the Fifth Amendment and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of the Fifth Amendment and that, upon such effectiveness, all references in such Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by the Fifth Amendment.

11.	Except as specifically set forth above, this Fifth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement or any of the Notes issued thereunder, or to constitute a waiver by the Lenders or Agent of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

12.	Unless otherwise defined to the contrary herein, all capitalized terms used in this Fifth Amendment shall have the meaning set forth in the Credit Agreement.

13.	This Fifth Amendment may be executed in counterpart in accordance with Section 14.9 of the Credit Agreement.

14.	This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

[signatures follow on succeeding pages]

IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this Fifth Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK,
as Agent

By:	/s/ James Q. Goudie
Its:	VP and AGM

Signature Page to Fifth Amendment

(801171)

NOBLE INTERNATIONAL, LTD.

By:	/s/ David J. Fallon
Its:	Chief Financial Officer

Signature Page to Fifth Amendment

(801171)

COMERICA BANK, as Swing Line Lender, Issuing Lender and a Lender

By:	/s/ James Q. Goudie
Its:	VP and AGM

Signature Page to Fifth Amendment

(801171)

NATIONAL CITY BANK,
as Co-Lead Arranger, Joint Bookrunner, Co-Syndication Agent and a Lender

By:	/s/ Horst Scherriff
Its:	Vice President

Signature Page to Fifth Amendment

(801171)

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Joseph Bomberski
Its:	Vice President

Signature Page to Fifth Amendment

(801171)

BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent and a Lender

By:	/s/ Patrick McDonnell
Its:	Managing Director

Signature Page to Fifth Amendment

(801171)

CITIZENS BANK,
as a Lender

By:	/s/ Troy Stevenson
Its:	Vice President

Signature Page to Fifth Amendment

(801171)

ATTACHMENT 1

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned, being an authorized officer of the guarantors listed below (collectively, the “Guarantors”) hereby acknowledge that (a) such Guarantor executed a Second Amended and Restated Guaranty dated as of October 12, 2006 (“Guaranty”) and that certain Reaffirmation of Loan Documents dated as of December 11, 2006, pursuant to which such Guarantor guaranteed the obligations of the Borrower under that certain Noble International, Ltd. Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”) and (b) Borrower, the Lenders and the Agent have executed the Fifth Amendment to the Credit Agreement dated as of date hereof (the “Amendment”). Each of the undersigned hereby ratifies and confirms its obligations under the Credit Agreement and the Guaranty and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of the Amendment. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Dated as of the 2nd day of November, 2007.

NOBLE ADVANCED TECHNOLOGIES, INC.
NOBLE TUBE TECHNOLOGIES, LLC
NOBLE LOGISTIC SERVICES, INC.
NOBLE METAL PROCESSING-OHIO, LLC
PULLMAN INDUSTRIES, INC.
PULLMAN INVESTMENTS LLC
PULLMAN INDUSTRIES OF INDIANA, INC.
NOBLE MANUFACTURING GROUP, INC.
NOBLE METAL PROCESSING, INC.
NOBLE LAND HOLDINGS, INC.
PROTOTECH LASER WELDING INC.
NOBLE SWISS HOLDINGS, INC.
NOBLE METAL PROCESSING-NEW YORK, INC.
NOBLE METAL PROCESSING-KENTUCKY, G.P.
TAILOR STEEL AMERICA, LLC
NOBLE TSA, LLC

By:	/s/ David J. Fallon
Name:	David J. Fallon
Title:	Chief Financial Officer of each of the foregoing entities

ATTACHMENT 2

Schedule 1.1

Pricing Matrix

Noble International, Ltd.

Revolving Credit and Term Loan Facilities

(basis points per annum)

Basis for Pricing	Level I	Level II	Level III**	Level IV
Total Debt to EBITDA Ratio*	<2.00 to 1.00	> 2.00 to 1.00 but < 2.50 to 1.00	> 2.50 to 1.00 but < 3.00 to 1.00	> 3.00 to 1.00
Revolving Credit Eurocurrency-Based Rate Margin	200.00	225.00	245.00	300.00
Revolving Credit Prime-Based Rate Margin	50	50	70.00	150.00
Revolving Credit Facility Fee	25.00	25.00	30.00	50.00
Letter of Credit Fees (exclusive of facing fees)	150.00	175.00	195.00	300.00
Term Loan Eurocurrency-Based Rate Margin	250.00	275.00	300.00	350.00
Term Loan Prime-Based Rate Margin	75.00	100.00	125.00	200.00

*	Definitions as set forth in the Credit Agreement.

ATTACHMENT 3

Real Estate Documentation

1.	An Appraisal of the fair market value of such parcel performed by an appraisal firm selected by the Borrower and reasonably satisfactory to the Agent.

2.	An ALTA mortgage title insurance policy from a title insurance company reasonably satisfactory to the Agent, without standard exceptions, in an amount satisfactory to the Agent, insuring the Agent’s mortgage, to be a first lien on the subject property, subject only to those exceptions acceptable to the Agent. The title policy shall contain zoning compliance, usury, comprehensive, and any other endorsements required by the Agent.

3.	A Mortgage survey or survey update reasonably satisfactory to and certified to the Agent and the title company, by a surveyor approved by the Agent showing no encroachments or adverse rights, other than those acceptable to the Agent and showing ingress and egress, all recorded easements affecting the subject property, whether or not the subject is in a flood plain area, and such other information as the Agent or the title company requests, all in compliance with the Agent’s survey requirements.

4.	Evidence of flood insurance, if required by applicable law.

5.	A written environmental audit or risk assessment acceptable to the Agent prepared at Borrower’s expense by an engineer or company experienced in such matters and reasonably acceptable to the Agent with respect to the subject real estate.